BLACKROCK LATIN AMERICA FUND, INC.

(the “Fund”)

Supplement dated December 24, 2018 to the Summary Prospectuses and the

Prospectuses of the Fund, dated February 28, 2018

Effective December 24, 2018, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Latin America Fund, Inc. — Portfolio Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Latin America Fund, Inc. — Portfolio Manager” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Ed Kuczma	2018	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Latin America Fund — About the Portfolio Manager of Latin America Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF LATIN AMERICA FUND
Ed Kuczma is the portfolio manager of Latin America Fund and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information — Latin America Fund” is deleted in its entirety and replaced with the following:

Latin America Fund

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Ed Kuczma	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Director of BlackRock, Inc. since 2018; Vice President of BlackRock, Inc. from 2015 to 2018; Senior Research Analyst with Morgan Stanley Investment Management from 2013 to 2015; Senior Research Analyst with Van Eck Global Associates from 2004 to 2013.

Shareholders should retain this Supplement for future reference.

PR-LATAM-1218SUP